UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

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☒	Definitive Information Statement

THE MAINSTAY FUNDS

(Name of Registrant as Specified in Charter)

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THE MAINSTAY FUNDS

MAINSTAY FUNDS TRUST

51 Madison Avenue

New York, New York 10010

February 5, 2021

To Our Shareholders:

At meetings held on January 21, January 25 and February 3, 2021, the Board of Trustees (the “Board”) of The MainStay Funds and MainStay Funds Trust (together, the “Trusts”) considered and approved a subadvisory agreement pursuant to which Wellington Management Company LLP (“Wellington”) will replace MacKay Shields LLC as the subadvisor to all or a portion of the following funds (the “Funds”), effective on March 5, 2021:

The MainStay Funds	MainStay Funds Trust
MainStay MacKay Common Stock Fund (to be renamed the MainStay WMC Enduring Capital Fund effective March 5, 2021)

MainStay Balanced Fund

MainStay MacKay Growth Fund (to be renamed the MainStay WMC Growth Fund effective March 5, 2021)

MainStay MacKay International Opportunities Fund (to be renamed the MainStay WMC International Research Equity Fund effective March 5, 2021)

MainStay MacKay Small Cap Core Fund (to be renamed the MainStay WMC Small Companies Fund effective March 5, 2021)

Under the supervision of New York Life Investment Management LLC, each Fund’s investment manager, Wellington will be responsible for the portfolio management of each Fund, or, with respect to the MainStay Balanced Fund, subadvisor to the equity portion, including making decisions about buying, selling and holding securities and other investments.

At meetings held on January 21, January 25 and February 3, 2021, the Board also considered and approved: (i) changing each Fund’s principal investment strategies, name (except for the MainStay Balanced Fund) and investment process; (ii) reducing the contractual management fee for the MainStay Balanced Fund and MainStay MacKay International Opportunities Fund; and (iii) establishing a new expense cap agreement for Class I shares of the MainStay MacKay Growth Fund and MainStay MacKay International Opportunities Fund, to be effective on or about March 5, 2021. For information regarding these changes, please refer to the supplements to each Fund’s prospectus and statement of additional information dated February 5, 2021.

The accompanying Information Statement contains more information about Wellington, each Fund and the actions taken by the Board. Please review this information and call us toll-free at 800-624-6782 if you have any questions. Clients of investment advisers may also contact their investment adviser with any questions.

We are not asking you for a proxy, and you are requested not to send us a proxy.

Thank you for your continued investment in the Funds.

Sincerely,

/s/ Kirk C. Lehneis

Kirk C. Lehneis President
The MainStay Funds
MainStay Funds Trust

IMPORTANT INFORMATION FOR THE SHAREHOLDERS OF

mainstay balanced fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay International Opportunities Fund

MainStay MacKay Small Cap Core Fund

This document is an Information Statement and is being furnished to shareholders of the MainStay MacKay Common Stock Fund, a series of The MainStay Funds, a Massachusetts business trust, and the MainStay Balanced Fund, MainStay MacKay Growth Fund, MainStay MacKay Small Cap Core Fund and MainStay MacKay International Opportunities Fund, each a series of MainStay Funds Trust, a Delaware statutory trust (each a “Fund” and collectively, the “Funds”), under the terms of an exemptive order (the “Order”) issued by the Securities and Exchange Commission (“SEC”). New York Life Investment Management LLC (“New York Life Investments”) serves as the investment manager to the Funds.

Under the terms of the Order, New York Life Investments, on behalf of each Fund and subject to the approval of the Boards of Trustees (together, the “Board” or “Trustees”) of The MainStay Funds or MainStay Funds Trust (together, the “Trusts”), is permitted to retain and materially amend subadvisory agreements with unaffiliated subadvisors without shareholder approval. This authority is subject to certain conditions.

Under the Order, if New York Life Investments retains, and the Board approves, a subadvisor for a Fund, the Fund must provide shareholders with certain information about the subadvisor and the subadvisory agreement within 90 days of such retention. In this case, the Funds are providing you with this information because, at a meeting held on February 3, 2021, New York Life Investments recommended and the Board approved a subadvisory agreement pursuant to which Wellington Management Company LLP (“Wellington”) will replace MacKay Shields LLC (“MacKay”) as the subadvisor to each Fund, or, with respect to the MainStay Balanced Fund, a portion thereof, effective on March 5, 2021. MacKay, a wholly owned subsidiary of New York Life Insurance, is an affiliate of New York Life Investments.

New York Life Investments will remain the investment manager for each Fund and will supervise Wellington. Under the supervision of New York Life Investments, Wellington will be responsible for the portfolio management of each Fund, or, with respect to the MainStay Balanced Fund, a portion thereof, including making the decisions about buying, selling and holding securities and other investments.

This Information Statement is being mailed on or about February 8, 2021, to shareholders of record of each Fund as of January 29, 2021. The Funds will bear the expenses incurred in connection with preparing and distributing this Information Statement (except for MainStay MacKay Growth where the Fund and New York Life Investments will equally share in the expenses and MainStay MacKay Small Cap Core Fund where New York Life Investments will bear such expenses), which are estimated to be as follows:

Fund	Amount
MainStay Balanced Fund	$35,000-$45,000
MainStay MacKay Common Stock Fund	$25,000-$35,000
MainStay MacKay Growth Fund	$50,000-$60,000
MainStay MacKay Small Cap Core Fund	$35,000-$45,000
MainStay MacKay International Opportunities Fund	$35,000-$45,000

Information regarding shareholders who owned beneficially or of record more than 5% of each class of shares of each Fund as of January 5, 2021 is set forth in Appendix A. To the knowledge of New York Life Investments, the officers of the Trusts and the Trustees as a group owned less than 1% of the outstanding shares of each class of each Fund as of January 5, 2021.

NO PROXY IS REQUIRED

WE ARE NOT ASKING YOU FOR A PROXY

AND WE ASK THAT YOU DO NOT SEND US A PROXY

BOARD CONSIDERATIONS FOR THE APPOINTMENT OF

WELLINGTON AS SUBADVISOR

TO

MainStay BALANCED Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay Small Cap Core Fund

MainStay MacKay International Opportunities Fund

At meetings held on January 21, January 25 and February 3, 2021, the Board considered and approved New York Life Investments’ recommendations to approve: (i) the subadvisory agreement between New York Life Investments and Wellington with respect to each Fund (the “New Subadvisory Agreement”); (ii) the related changes to each Fund’s principal investment strategies, name (except for the MainStay Balanced Fund) and investment process; (iii) the reduction of the contractual management fee for the MainStay Balanced Fund and MainStay MacKay International Opportunities Fund; and (iv) the establishment of a new expense limitation agreement for Class I shares of the MainStay MacKay Growth Fund and the MainStay MacKay International Opportunities Fund (the “Repositionings”), to be effective on or about March 5, 2021. The Board noted that the material terms of the New Subadvisory Agreement are substantially identical to the terms of the current subadvisory agreement with MacKay with respect to each Fund, but that the subadvisory fee schedule under the New Subadvisory Agreement with Wellington includes fees that are lower at every level of assets than the subadvisory fees paid to MacKay under the current subadvisory agreement.

In reaching the decisions to approve the Repositionings and New Subadvisory Agreement, the Board considered information furnished by New York Life Investments and Wellington in connection with meetings of the Board and its Contracts, Investment and Risk and Compliance Oversight Committees held on January 21, January 25 and February 3, 2021, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. The Board also considered, with respect to each of the MainStay Balanced Fund and MainStay MacKay Growth Fund, information on the fees charged to other investment advisory clients of Wellington that follow investment strategies similar to those proposed for the Fund, as repositioned, and, when applicable, the rationale for any differences in the Fund’s proposed subadvisory fee and the fees charged to those other investment advisory clients. In addition, the Board considered information previously provided to the Board in connection with its review of the subadvisory agreements for other funds in the MainStay Group of Funds, as deemed relevant to each Trustee. The Board also considered information furnished by Wellington in response to requests prepared on behalf of the Board, and in consultation with the Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trusts (the “Independent Trustees”), by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.

The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the New Subadvisory Agreement and investment performance reports on each Fund as well as presentations from New York Life Investments and Wellington personnel. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments.

In considering the Repositionings and the New Subadvisory Agreement, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, for each Fund, among other factors: (i) the nature, extent and quality of the services to be provided to the Fund by Wellington; (ii) the investment performance of the Fund, the qualifications of the proposed portfolio managers of the Fund and the historical investment performance of products managed by such portfolio managers with investment strategies similar to those of the Fund, as repositioned; (iii) the anticipated costs of the services to be provided, and profits expected to be realized, by Wellington from its relationship with the Fund; (iv) the extent to which economies of scale may be realized if the Fund grows and the extent to which economies of scale may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s proposed subadvisory fee to be paid by New York Life Investments to Wellington and estimated total ordinary operating expenses. Although the Board recognized that comparisons between the proposed fees and estimated expenses of each Fund and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of each Fund’s proposed fees and estimated total ordinary operating expenses as compared to the peer funds identified by New York Life Investments.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decisions to approve the Repositionings and the New Subadvisory Agreement were based on a consideration of the information provided to the Trustees throughout the year, such as presentations from Wellington personnel, as well as information furnished specifically in connection with the contract review process for each Fund, in each case as deemed relevant to each Trustee. The Trustees noted that, throughout the year, the Trustees would be afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and Wellington with respect to each Fund. The Board took note of New York Life Investments’ belief that Wellington, with its resources and historical investment performance track record for strategies similar to those of each Fund, as repositioned, is well qualified to serve as each Fund’s subadvisor. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to each Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the respective Fund.

3

The factors that figured prominently in the Board’s decisions to approve the Repositionings and the New Subadvisory Agreement are summarized in more detail below, and the Board did not consider any factor or information controlling in reaching such decisions.

Nature, Extent and Quality of Services to be Provided by Wellington

In considering the Repositionings and the New Subadvisory Agreement, the Board considered New York Life Investments’ responsibilities as manager of each Fund, noting that New York Life Investments is responsible for supervising each Fund’s subadvisor. The Board examined the nature, extent and quality of the investment advisory services that Wellington proposed to provide to each Fund. Further, the Board evaluated and/or examined the following with regard to Wellington:

•	experience in providing investment advisory services;

•	experience in serving as advisor or subadvisor to other funds with similar strategies as those of each Fund, as repositioned, and the performance track record of those funds;

•	experience of investment advisory, senior management and administrative personnel;

•	overall legal and compliance environment, resources and history and policies and procedures in place with respect to matters that may involve conflicts of interest between each Fund’s investments and those of other accounts managed by Wellington;

•	New York Life Investments’ and Wellington’s belief that their respective compliance policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws and their commitment to further developing and strengthening compliance programs relating to the MainStay Group of Funds generally and each Fund specifically;

•	ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support each Fund;

•	Fund construction and risk management processes;

•	experience of each Fund’s proposed portfolio managers, including with respect to investment strategies similar to those of the respective Fund, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers; and

•	overall reputation, financial condition and assets under management.

Based on these considerations, the Board concluded that each Fund would likely benefit from the nature, extent and quality of the proposed investment advisory services to be provided by Wellington.

Investment Performance

In evaluating each Fund’s investment performance, the Board considered investment performance results over various periods in light of each Fund’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, each Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on each Fund’s gross and net returns, each Fund’s investment performance compared to relevant investment categories and each Fund’s benchmark or benchmarks, as applicable, each Fund’s risk-adjusted investment performance and each Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions.

4

The Board also gave weight to its discussions with senior management at New York Life Investments concerning each Fund’s investment performance and remediation efforts undertaken by New York Life Investments, and other alternatives to the Repositionings, and the New Subadvisory Agreement considered by New York Life Investments. In addition, the Board considered steps taken to seek to improve each Fund’s investment performance and discussions between each Fund’s current portfolio management team and the Investment Committee of the Board. The Board further considered that shareholders may benefit from Wellington’s investment process, including its portfolio construction and risk management processes. The Board noted that the Repositionings had not yet been implemented so an investment performance track record for each Fund, as repositioned, was not available.

The Board evaluated each Fund’s proposed portfolio management team, investment process, strategies and risks. The Board noted that Wellington currently manages one or more portfolios with investment strategies similar to those of the Fund, as repositioned. Additionally, the Board considered the historical performance of such portfolio or portfolios and other portfolios managed by the proposed portfolio managers for the Fund. Based on these considerations, the Board concluded that each Fund was likely to be managed responsibly and capably by Wellington.

Based on these considerations, the Board concluded that the selection of Wellington as the subadvisor to each Fund is likely to benefit each Fund’s long-term investment performance.

Costs of the Services to be Provided, and Profits to be Realized, by Wellington

The Board considered the anticipated costs of the services to be provided by Wellington under the New Subadvisory Agreement and the profits expected to be realized by Wellington due to its relationship with each Fund. The Board considered that Wellington’s subadvisory fee had been negotiated at arm’s-length by New York Life Investments and that these fees would be paid by New York Life Investments, not any Fund.

In evaluating the anticipated costs of the services to be provided by Wellington and profits expected to be realized by Wellington, the Board considered, among other factors, Wellington’s investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the services proposed to be provided to each Fund, and that New York Life Investments would be responsible for paying the subadvisory fee to Wellington. The Board also considered the financial resources of Wellington and acknowledged that Wellington must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for Wellington to be able to provide high-quality services to each Fund. The Board also considered that New York Life Investments proposed to reduce the contractual management fees for each of the MainStay Balanced Fund and MainStay MacKay International Opportunities Fund and proposed expense limitation agreements for Class I shares of each of the MainStay MacKay Growth Fund and MainStay MacKay International Opportunities Fund.

In considering anticipated costs and profitability, the Board also considered certain fall-out benefits that may be realized by Wellington due to its relationship with each Fund, including reputational and other indirect benefits. The Board recognized, for example, the potential benefits to Wellington from legally permitted “soft-dollar” arrangements by which brokers would provide research and other services to Wellington in exchange for commissions paid by each Fund with respect to trades in the respective Fund’s portfolio securities. In addition, the Board also requested and received information from New York Life Investments concerning other material business relationships between Wellington and its affiliates and New York Life Investments and its affiliates, and considered the existence of a strategic partnership between New York Life Investments and Wellington that relates to certain current and future products that represented a conflict of interest associated with New York Life Investments’ recommendation to approve the Repositionings and the New Subadvisory Agreement.

The Board took into account the fact that each Fund would undergo changes to its principal investment strategies in connection with the Repositionings. The Board noted estimates from New York Life Investments and Wellington that a significant portion of the holdings of each Fund would be sold to align each Fund’s holdings with the respective strategies that would be pursued by Wellington. Additionally, the Board considered New York Life Investments’ representation that New York Life Investments would work closely with Wellington to seek to execute the optimal transition strategy and that New York Life Investments would make every effort to minimize potential direct and indirect costs associated with the Repositionings.

The Board considered that any profits realized by Wellington due to its relationship with each Fund would be the result of arm’s-length negotiations between New York Life Investments and Wellington, acknowledging that any such profits would be based on fees paid to Wellington by New York Life Investments, not each Fund.

5

Subadvisory Fee and Estimated Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the New Subadvisory Agreement and each Fund’s estimated total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee to be paid by each Fund to New York Life Investments because the subadvisory fee to be paid to Wellington would be paid by New York Life Investments, not each Fund. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fees expected to be retained by New York Life Investments.

In assessing the reasonableness of the proposed fees and estimated expenses of each Fund, the Board considered information provided by New York Life Investments on fees and expenses of peer funds, and, with respect to each of the MainStay Balanced Fund and MainStay MacKay Growth Fund, the Board considered information provided by Wellington on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the respective Fund, as repositioned. The Board considered the similarities and differences in the contractual fee schedules of each of the MainStay Balanced Fund and MainStay MacKay Growth Fund and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules and noted that New York Life Investments proposed to reduce the MainStay Balanced Fund’s contractual management fee. The Board also considered that in proposing fees for each Fund, New York Life Investments considers the competitive marketplace for mutual funds.

Based on the factors outlined above, the Board concluded that each Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether each Fund’s proposed expense structure would permit economies of scale to be appropriately shared with the respective Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with each Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s proposed expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the Repositionings and the New Subadvisory Agreement.

INFORMATION ABOUT WELLINGTON

Wellington Management Company LLP

Wellington has its global headquarters at 280 Congress Street, Boston, MA 02210. As of December 31, 2020, Wellington had over $1 trillion of assets under management.

Wellington is owned by Wellington Investment Advisors Holdings LLP, which is in turn owned by Wellington Group Holdings LLP and Wellington Management Group LLP (“WMG”). WMG is the ultimate parent of Wellington. WMG is a Massachusetts, USA, limited liability partnership, privately held by 177 partners, all fully active in the business of the firm. No single partner owns or has the right to vote more than 5% of the firm’s capital.

Wellington has a broker-dealer affiliate, Wellington Funds Distributors Inc. (“WFD”), which is under common control with Wellington. WFD does not engage in lending, securities underwriting, or proprietary trading. WFD’s business is limited to introducing U.S. prospects and clients to the investment management capabilities of Wellington, including to prospects who ultimately may purchase interests in Wellington private funds and certain SEC-registered investment companies. Wellington does not direct trades through WFD, nor does this broker-dealer affiliate have the capability to process such trades. WFD is therefore an “Affiliated Broker,” as defined in Schedule 14A under the Securities Exchange Act of 1934, as amended. WFD did not receive any compensation in connection with trades executed by Wellington. The Funds did not pay any commissions to WFD during the most recently completed fiscal year.

No officer of the Trusts or Trustee is an officer, employee, director, general partner or shareholder of Wellington or otherwise has any material direct or indirect interest in Wellington or any person controlling, controlled by or under common control with Wellington. In addition, since November 1, 2020, the beginning of the Trusts’ current fiscal year, no Trustee has had, directly or indirectly, a material interest in any material transaction or material proposed transaction to which Wellington, any of its parents or subsidiaries or any subsidiaries of a parent of any such entities was or is to be a party.

The following chart lists the principal executive officers of Wellington and their principal occupations. The business address of each officer is 280 Congress Street, Boston, Massachusetts 02210.

Name	Position with Wellington Management and Principal Occupation
Brendan J. Swords	Chief Executive Officer
Edward J. Steinborn	Chief Financial Officer
Gregory S. Konzal	Counsel and Head of Americas Legal
James S. Peterson	Chief Compliance Officer

Day-to-day management of each Fund will be the responsibility of the following portfolio managers:

MainStay Balanced Fund

Portfolio Manager	Biographical Information
Adam H. Illfelder, CFA

Mr. Illfelder is Senior Managing Director and Portfolio Manager and joined Wellington in 2005. He has 23 years of investment management experience.

Mr. Illfelder earned his MBA from Northwestern University (Kellogg, 2001) and his BS in economics from the University of Pennsylvania (1997). Additionally, he holds the Chartered Financial Analyst designation and is a member of the CFA Institute.

MainStay MacKay Common Stock Fund

Portfolio Manager	Biographical Information
Mark A. Whitaker, CFA

Mr. Whitaker is a Senior Managing Director and Equity Portfolio Manager and joined Wellington in 2004. He has 19 years of investment management experience.

Mr. Whitaker earned his MBA from Stanford University (2004) and his BS in business administration from the University of Kansas, Lawrence (1999). Additionally, he holds the Chartered Financial Analyst designation.

MainStay MacKay Growth Fund

Portfolio Manager	Biographical Information
Andrew J. Shilling, CFA

Mr. Shilling is a Senior Managing Director and Equity Portfolio Manager and joined Wellington in 1999. He has 29 years of investment management experience.

Mr. Shilling earned his MBA from Dartmouth College (Tuck, 1994) and his BA in economics, cum laude, from Amherst College (1989). Additionally, he holds the Chartered Financial Analyst designation.

MainStay MacKay Small Cap Core Fund

Portfolio Manager	Biographical Information
Peter W. Carpi, CFA

Mr. Carpi is a Managing Director and Portfolio Manager and joined Wellington in 2005. He has 18 years of investment management experience.

Mr. Carpi earned his MBA from Stanford University (2005) and his BSE in electrical engineering from the University of Pennsylvania (Moore, 2000). Additionally, he holds the Chartered Financial Analyst designation

MainStay MacKay International Opportunities Fund

Portfolio Manager	Biographical Information
Jonathan G. White, CFA

Mr. White is a Managing Director and the Director of the Research Portfolios for Investment Research group at Wellington. He joined Wellington in 1999 and has 26 years of investment management experience.

Mr. White received his MBA, magna cum laude, from Babson College (Olin, 2002) and his BBA in finance, cum laude, from the University of Massachusetts (1994). Additionally, he holds the Chartered Financial Analyst designation.

Mary L. Pryshlak, CFA

Ms. Pryshlak is a Senior Managing Director and Head of the Investment Research group at Wellington. She joined Wellington in 2004 and had 27 years of investment management experience.

Ms. Pryshlak received her BA in economics and French from Rutgers College (1993). She also holds the Chartered Financial Analyst designation and is a member of the Association of Insurance and Financial Analysts (AIFA), the CFA Institute, and the CFA Society Boston.

Wellington provides investment advisory or sub-advisory services, as applicable, to the mutual funds and/or institutional accounts listed below, which have investment strategies or objectives similar to those of the Funds listed below. While the investment strategies or objectives of the mutual funds and/or accounts listed below may be similar to those of a Fund, the nature of services provided by Wellington may be different. As a sub-adviser, Wellington may perform a more limited set of services and assume fewer responsibilities for a Fund than it does for certain funds or accounts listed below. The name of each such fund or account, together with information concerning the fund’s assets, and the advisory or sub-advisory fee rates paid (as a percentage of average net assets) to Wellington for its management services, are set forth below.

Fund Name	Investment Companies or Accounts Advised or Sub-Advised by Wellington with Similar Investment Objectives	Assets Under Management as of December 31, 2020	Advisory/Subadvisory Fee
MainStay Balanced Fund (Equity Portion)	Client A	$132M	0.40% aggregate annual fee rate for FYE 5/31/20
	Client B	$1,538M	0.24% aggregate annual fee rate for FYE 12/31/19
MainStay MacKay Growth Fund	Client C	$862M	0.38% aggregate annual fee rate for FYE 12/31/19
	Client D	This fund family has an exemptive order that grants relief from the requirement to disclose subadvisory fees paid to unaffiliated subadvisors such as Wellington.

Principal Investment Strategy and Investment Process of each Fund

At meetings held on January 21, January 25 and February 3, 2021, the Board also considered and approved changing each Fund’s principal investment strategies, name (except for the MainStay Balanced Fund) and investment process, to be effective on or about March 5, 2021. For information regarding these changes, please refer to the supplements to each Fund’s prospectus and statement of additional information dated February 5, 2021.

Terms of the New Subadvisory Agreement

The following is a summary of the New Subadvisory Agreement. A form of the New Subadvisory Agreement is attached hereto as Appendix B. The New Subadvisory Agreement will become effective after the close of business on March 4, 2021, and will continue for an initial two year term, unless sooner terminated as provided in the New Subadvisory Agreement. Thereafter, the New Subadvisory Agreement will continue for successive one-year terms, provided that such continuation is approved at least annually by a vote of a majority of the Trustees, or by a vote of “a majority of the outstanding voting securities” of each Fund (as defined in the 1940 Act) and, in either case, by a majority of the Independent Trustees, by a vote cast at a meeting called for such purpose.

The New Subadvisory Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act) or the assignment or termination of a Fund’s management agreement with New York Life Investments and may be terminated by New York Life Investments or Wellington at any time without payment of any penalty on sixty (60) days’ prior written notice to the other party. The New Subadvisory Agreement may also be terminated by the Trusts at any time on sixty (60) days’ prior written notice to Wellington and New York Life Investments without payment of any penalty by action of the Board or by a vote of a “majority of the outstanding voting securities” of a Fund (as defined in the 1940 Act).

The New Subadvisory Agreement provides that Wellington will not be liable to New York Life Investments, the Funds, or any shareholder of the Funds, for any act or omission in the course of, or connected with or arising out of, its services under the New Subadvisory Agreement, or for any damages, expenses or losses in connection with any subadvisory services rendered under the New Subadvisory Agreement that may be sustained in the purchase, holding or sale of any security, except by reason of a loss resulting from Wellington’s willful misfeasance, bad faith, or gross negligence in the performance of its duties under the New Subadvisory Agreement, or by reason of reckless disregard of its obligations and duties under the New Subadvisory Agreement.

Under the New Subadvisory Agreement, Wellington may engage persons employed by an “affiliated person” of Wellington as defined in the 1940 Act, each of whom shall be treated as an “associated person” of Wellington, to assist it with providing its services under the New Subadvisory Agreement (including affiliates outside of the United States) to the extent not prohibited by, or inconsistent with, applicable law, including the requirements of the 1940 Act, the rules thereunder, and relevant positions of the SEC and its staff; provided, however, that Wellington will remain responsible for all actions taken by any persons in fulfillment of its obligations under the New Subadvisory Agreement. Also, Wellington will share a portion bear forty-five percent (45%) of the costs (subject to the cap noted below) of any contractual or voluntary expense cap reimbursement or fee waivers. Wellington’s share of the costs shall not exceed the subadvisory fee payment Wellington receives from New York Life Investments for such Fund.

Management and Subadvisory Fees

The current management fee for each Fund is an annual percentage of the Fund’s average daily net assets as follows:

Fund[1,2]	Current Contractual Management Fee
MainStay Balanced Fund[3]	0.70% on assets up to $1 billion; 0.65% on assets from $1 billion to $2 billion; and 0.60% on assets over $2 billion
MainStay MacKay Common Stock Fund[4]	0.55% on assets up to $500 million; 0.525% on assets from $500 million to $1 billion; and 0.50% on assets over $1 billion
MainStay MacKay Growth Fund[4,5]	0.70% on assets up to $500 million; 0.65% on assets from $500 million to $1 billion; 0.625% on assets from $1 billion to $2 billion; and 0.60% on assets over $2 billion

MainStay MacKay Small Cap Core Fund	0.80% on assets up to $1 billion; 0.775% on assets from $1 billion to $2 billion; and 0.75% on assets over $2 billion
MainStay MacKay International Opportunities Fund[4,5,6]	1.10% on all assets

1.            New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. This agreement will remain in effect until August 31, 2021 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

2.            New York Life Investments has contractually agreed to limit the transfer agency expenses charged to each of the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis (excluding small account fees) after deducting any other applicable expense cap reimbursements or transfer agency waivers. This agreement will remain in effect until February 28, 2021 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

3.            Effective March 5, 2021, the management fee for the MainStay Balanced Fund will be reduced as follows: 0.65% on assets up to $1 billion; 0.625% on assets from $1 billion to $2 billion; and 0.60% on assets over $2 billion.

4.            New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of certain Funds so that the Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) of a class do not exceed the percentages of average daily net assets set forth below:

MainStay MacKay Common Stock Fund: Investor Class, 1.85%; Class B, 2.60%; and Class C, 2.60%

MainStay MacKay Growth Fund: Class I, 0.92%

MainStay MacKay International Opportunities Fund: Investor Class, 1.95%; and Class C, 2.70%

5.            Effective March 5, 2021, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class I shares do not exceed 0.86% and 0.75% of the MainStay MacKay International Opportunities Fund and MainStay MacKay Growth Fund, respectively. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

6.            Effective March 5, 2021, the management fee for the MainStay MacKay International Opportunities Fund will be reduced from 1.10% to 0.75% on all assets.

Under the current subadvisory agreement between New York Life Investments and MacKay with respect to each Fund, New York Life Investments (not the Fund) pays MacKay a subadvisory fee, computed daily and payable monthly, at an annual rate as follows:

Fund	MacKay Subadvisory Fee[1]	Aggregate Subadvisory Fee (for the fiscal year ended October 31, 2020)
MainStay Balanced Fund (with respect to the portion managed by MacKay)	0.35% on assets up to $1 billion; 0.325% on assets from $1 billion to $2 billion; and 0.30% on assets over $2 billion	$957,513
MainStay MacKay Common Stock Fund	0.275% on assets up to $500 million; 0.2625% on assets from $500 million to $1 billion; and 0.25% on assets over $1 billion	$464,595
MainStay MacKay Growth Fund	0.35% on assets up to $500 million; 0.325% on assets from $500 million to $1 billion; 0.3125% on assets from $1 billion to $2 billion; and 0.30% on assets over $2 billion	$2,491,046

MainStay MacKay Small Cap Core Fund	0.40% on assets up to $1 billion; 0.3875% on assets from $1 billion to $2 billion; 0.375% on assets over $2 billion	$1,173,437
MainStay MacKay International Opportunities Fund	0.55% on all assets	$1,528,920

1.            New York Life Investments has agreed to waive a portion of the Fund’s management fee or reimburse the expenses of the appropriate class of the Fund so that the class total ordinary operating expenses do not exceed certain amounts. These waivers or expense limitations may be changed with Board approval. To the extent New York Life Investments has agreed to waive its management fee or reimburse expenses, MacKay, upon reasonable prior notice from New York Life Investments, has agreed to waive or reimburse its fee in proportion to the percentage of the total subadvisory fee that MacKay earns.

Under the New Subadvisory Agreement, New York Life Investments (not the Fund) will pay Wellington a subadvisory fee, computed daily and payable monthly, at an annual rate as follows:

Fund	Wellington Subadvisory Fee[1]	Hypothetical Aggregate Subadvisory Fee[2] (for the fiscal year ended October 31, 2020)
MainStay Balanced Fund (with respect to the portion managed by MacKay)	0.275% on allocated assets up to $1 billion; 0.265% on allocated assets from $1 billion to $3 billion; and 0.255% on allocated assets over $3 billion	$753,459
MainStay MacKay Common Stock Fund	0.2375% on assets up to $500 million; 0.225% on assets from $500 million to $1 billion; and 0.2125% on assets over $1 billion	$401,201
MainStay MacKay Growth Fund	0.29% on assets up to $500 million; 0.265% on assets from $500 million to $1 billion; 0.2525% on assets from $1 billion to $2 billion; and 0.24% on assets over $2 billion	$2,050,345
MainStay MacKay Small Cap Core Fund	0.375% on assets up to $1 billion; 0.3625% on assets from $1 billion to $2 billion; and 0.35% on assets over $2 billion	$1,101,952
MainStay MacKay International Opportunities Fund	0.335% on all assets	$931,251

1.            New York Life Investments has agreed to waive a portion of the Fund’s management fee or reimburse the expenses of the appropriate class of the Fund so that the class total ordinary operating expenses do not exceed certain amounts. These waivers or expense limitations may be changed with Board approval. To the extent New York Life Investments has agreed to waive its management fee or reimburse expenses, Wellington will bear forty-five percent (45%) of the costs of any contractual or voluntary expense cap reimbursement or fee waivers. Wellington does not share in any reimbursements above the current subadvisory fee.

2.            For the fiscal year ended October 31, 2020, no fees were paid by New York Life Investments to Wellington. If Wellington had served as subadvisor to the Funds during the fiscal year ended October 31, 2020, these are the aggregate subadvisory fees that would have been paid to Wellington by New York Life Investments under the terms of the New Subadvisory Agreement, assuming all other factors to be equal.

GENERAL INFORMATION

More information about the Funds, including the SAI and the Annual/Semiannual Reports may be obtained without charge, upon request. To obtain information, or for shareholder inquiries, call toll-free 800-624-6782, visit our website at newyorklifeinvestments.com, write to NYLIFE Distributors LLC, Attn: New York Life Investments Marketing Dept., 30 Hudson Street, Jersey City, New Jersey 07302 or send an e-mail to MainStayShareholderServices@nylim.com.

New York Life Investments serves as the investment manager and administrator to the Funds.  The principal executive offices of New York Life Investments and the Funds are located at 51 Madison Avenue, New York, New York 10010.

The Funds’ distributor is NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, New Jersey 07302.

The Funds’ custodian is JPMorgan Chase Bank, N.A. 383 Madison Avenue, New York, New York 10179.

The Funds may furnish only one copy of this Information Statement to a household, even if more than one shareholder resides in the household, unless the Funds have received contrary instructions from one or more of the household’s shareholders. If you are a shareholder and would like additional copies of this Information Statement, please contact the distributor by writing NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, New Jersey 07302, by calling toll-free 800-624-6782, or by sending an email to MainStayShareholderServices@nylim.com. If in the future you do not want the mailing of your Information Statement to be combined with other members of your household, or if the Funds have furnished multiple Information Statements to your household and you would like the Funds to furnish only one statement to your household in the future, please inform the Funds’ distributor in writing, via telephone or email at the address, telephone number or email address listed above.

APPENDIX A

SHARE OWNERSHIP OF SHAREHOLDERS OF
mainstay balanced fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay Small Cap Core Fund

MainStay MacKay International Opportunities Fund

As of January 5, 2021, the following persons owned of record or beneficially 5% or more of any class of shares of the Funds. Shareholders holding greater than 25% or more of a Fund are considered “controlling persons” of the Fund under the 1940 Act.

Fund	Title of Class	Name and Address of Owner	Percent of Class
MainStay Balanced Fund	Class A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	18.84%
	Class B	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	9.79%
		MERRILL LYNCH PIERCE FENNER & SMITH INC - FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE FL 32246-6484	8.56%
	Class C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	12.12%
		NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	10.39%

	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	9.85%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	9.72%
	AMERICAN ENTERPRISE INVESTMENT SVC FBO 707 2ND AVE S MINNEAPOLIS MN 55402-2405	7.78%
	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	7.00%
	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	5.87%
Class R6	NEW YORK LIFE INVESTMENT MGMT DEBBIE CURRAN TRA C/O MARY AULL 30 HUDSON ST FL 23 JERSEY CITY NJ 07302-4805	54.70%
	JP MORGAN SECURITIES LLC OMNI ACCT FOR THE EXCLUSIVE BENEFIT OF CUST 4 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0003	45.30%
Class I	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	62.79%
Class R1	FRONTIER TRUST COMPANY FBO MANGANO LAW OFFICES CO., LPA 401(K) P.O. BOX 10758 FARGO ND 58106-0758	37.93%

	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	34.76%
	MID ATLANTIC TRUST COMPANY FBO NEW YORK RESIDENTIAL WORKS INC 401( 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	24.34%
Class R2	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	44.49%
	MID ATLANTIC TRUST COMPANY FBO BELOIT MEMORIAL HOSPITAL 457(B) PLA 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH PA 15222-4228	19.05%
	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	17.61%
	MERRILL LYNCH PIERCE FENNER & SMITH INC - FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE FL 32246-6484	14.82%
Class R3	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	18.07%
	VOYA INSTITUTIONAL TRUST COMPANY PO BOX 990065 HARTFORD CT 06199-0065	8.42%
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	7.44%
	MID ATLANTIC TRUST COMPANY FBO MARY ANN SANDERS DMD PA 401(K) PROF 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH PA 15222-4228	6.75%
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	6.67%

		NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	5.94%
		NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	5.72%
MainStay MacKay Common Stock Fund	Class A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	22.89%
	Class B	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	5.94%
	Class C	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	12.97%
		NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	11.45%
		CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	10.26%
		WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	9.93%
		LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	5.44%

Class I	CAPINCO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787	36.40%
	ROMAN CATHOLIC BISHOP OF PORTLAND A CORPORATION SOLE C/O SCOTT H GRAFF 510 OCEAN AVE PORTLAND ME 04103-4936	14.78%
	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	7.79%
Class R3	NEW YORK LIFE INVESTMENT MGMT DEBBIE CURRAN TRA C/O MARY AULL 30 HUDSON ST FL 23 JERSEY CITY NJ 07302-4805	20.23%
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	18.14%
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	9.48%
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	9.45%
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	9.28%
	MID ATLANTIC TRUST COMPANY FBO PILATES METHOD ALLIANCE INC 401(K) 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	8.74%
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	8.04%

MainStay MacKay Growth Fund	Class A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	7.04%
	Class C	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 60 SOUTH SIXTH STREET PO8 MINNEAPOLIS MN 55402-4413	10.87%
		NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	10.42%
		LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	6.79%
		WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	5.18%
	Class I	NEW YORK LIFE INSURANCE CO MAINSTAY GROWTH ALLOCCATION FD 30 HUDSON ST 23RD FLOOR ATTN: CHRIS FEIND JERSEY CITY NJ 07302-4805	34.46%
		NEW YORK LIFE INSURANCE CO MAINSTAY EQUITY ALLOCATION FUND 30 HUDSON ST 23RD FLOOR ATTN: CHRIS FEIND JERSEY CITY NJ 07302-4805	22.20%
		NEW YORK LIFE INSURANCE CO MAINSTAY MODERATE ALLOCATION FUND 30 HUDSON ST 23RD FLOOR ATTN: CHRIS FEIND JERSEY CITY NJ 07302-4805	21.94%

		NEW YORK LIFE INSURANCE CO MAINSTAY CONSERV ALLOCATION FUND 30 HUDSON ST 23RD FLOOR ATTN: CHRIS FEIND JERSEY CITY NJ 07302-4805	7.47%
	Class R2	NEW YORK LIFE INVESTMENT MGMT DEBBIE CURRAN TRA C/O MARY AULL 30 HUDSON ST FL 23 JERSEY CITY NJ 07302-4805	55.00%
		ASCENSUS TRUST COMPANY FBO MESHOPPEN STONE INC. 401(K) 206469 P.O. BOX 10758 FARGO ND 58106-0758	45.00%
MainStay MacKay International Opportunities Fund	Class A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	35.30%
		MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1932	5.99%
		UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	5.87%
	Class C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	21.01%
		NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	15.87%
		RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	11.42%

	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	10.69%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1932	9.55%
	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	9.00%
	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	6.14%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	5.34%
Class I	NEW YORK LIFE INSURANCE CO MAINSTAY VP MODERATE GROWTH ALLOC (57230 30 HUDSON ST 23RD FLOOR ATTN: CHRIS FEIND JERSEY CITY NJ 07302-4805	24.22%
	NEW YORK LIFE INSURANCE CO MAINSTAY VP GROWTH ALLOCATION (57210) 30 HUDSON ST 23RD FLOOR ATTN: CHRIS FEIND JERSEY CITY NJ 07302-4805	17.93%
	NEW YORK LIFE INSURANCE CO MAINSTAY GROWTH ALLOCCATION FD 30 HUDSON ST 23RD FLOOR ATTN: CHRIS FEIND JERSEY CITY NJ 07302-4805	10.05%

		NEW YORK LIFE INSURANCE CO MAINSTAY VP MODERATE ALLOCATION (57220) 30 HUDSON ST 23RD FLOOR ATTN: CHRIS FEIND JERSEY CITY NJ 07302-4805	9.48%
		NEW YORK LIFE INSURANCE CO MAINSTAY EQUITY ALLOCATION FUND 30 HUDSON ST 23RD FLOOR ATTN: CHRIS FEIND JERSEY CITY NJ 07302-4805	6.64%
		AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	6.53%
		NEW YORK LIFE INSURANCE CO MAINSTAY MODERATE ALLOCATION FUND 30 HUDSON ST 23RD FLOOR ATTN: CHRIS FEIND JERSEY CITY NJ 07302-4805	6.27%
MainStay MacKay Small Cap Core Fund	Class A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	21.92%
	Class C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	21.16%
		AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	7.56%
	Class I	NEW YORK LIFE INSURANCE CO MAINSTAY GROWTH ALLOCCATION FD 30 HUDSON ST 23RD FLOOR ATTN: CHRIS FEIND JERSEY CITY NJ 07302-4805	31.92%

	NEW YORK LIFE INSURANCE CO MAINSTAY MODERATE ALLOCATION FUND 30 HUDSON ST 23RD FLOOR ATTN: CHRIS FEIND JERSEY CITY NJ 07302-4805	19.88%
	NEW YORK LIFE INSURANCE CO MAINSTAY EQUITY ALLOCATION FUND 30 HUDSON ST 23RD FLOOR ATTN: CHRIS FEIND JERSEY CITY NJ 07302-4805	18.63%
	NEW YORK LIFE INSURANCE CO MAINSTAY CONSERV ALLOCATION FUND 30 HUDSON ST 23RD FLOOR ATTN: CHRIS FEIND JERSEY CITY NJ 07302-4805	7.70%
Class R1	NEW YORK LIFE INVESTMENT MGMT DEBBIE CURRAN TRA C/O MARY AULL 30 HUDSON ST FL 23 JERSEY CITY NJ 07302-4805	100.00%
Class R2	NEW YORK LIFE INVESTMENT MGMT DEBBIE CURRAN TRA C/O MARY AULL 30 HUDSON ST FL 23 JERSEY CITY NJ 07302-4805	49.11%
	RELIANCE TRUST CO FBO PENTEGRA OMNIBUS PO BOX 78446 ATLANTA GA 30357-2446	41.92%
	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	8.97%
Class R3	MONTEBELLO PROFESSIONAL PHARMACY DEFINED BENEFIT PENSION PLAN KAM-YING GUO TTEE 265 E BEVERLY BLVD STE B MONTEBELLO CA 90640-3735	15.30%
	BNL ENTERPRISES INC DEF PENS PLAN ROBERT SANGERMAN TTEE 5618 W CAVEDALE DR PHOENIX AZ 85083-6370	10.26%

MYRTUE MEDICAL CENTER 457 EMPLOYEE RET PLAN DEFERRED COMP BARRY A JACOBSEN TTEE FBO BARRY A JACOBSEN 1213 GARFIELD AVE HARLAN IA 51537-2057	9.17%
NEW YORK LIFE INVESTMENT MGMT DEBBIE CURRAN TRA C/O MARY AULL 30 HUDSON ST FL 23 JERSEY CITY NJ 07302-4805	8.34%
BARBERIO ENTERPRISES INC PSP DBA WESTCO SRVCE CO MARIA & DAVID BARBERIO TTEES FBO MARIA D BARBERIO 9691 SUNLAND BLVD SUNLAND CA 91040-1450	7.31%
BARBERIO ENTERPRISES INC PSP DBA WESTCO SRVCE CO PSP MARIA & DAVID BARBERIO TTEES FBO DAVID G BARBERIO 9691 SUNLAND BLVD SUNLAND CA 91040-1450	7.07%
JUDY P.C. DEFINED BENEFIT PLAN & TRUST CLAINE D JUDY PRESIDENT 3688 SUMMIT DRIVE POCATELLO ID 83201	7.02%

APPENDIX B

THE MAINSTAY FUNDS

MAINSTAY FUNDS TRUST

MAINSTAY VP FUNDS TRUST

FORM OF SUBADVISORY AGREEMENT

This Subadvisory Agreement, is effective as of the [ ]th day of [ ], 2021 (the “Agreement”), between New York Life Investment Management LLC, a Delaware limited liability company (the “Manager”) and Wellington Management Company LLP, a Delaware limited liability partnership (the “Subadvisor”).

WHEREAS, The MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (each a “Trust” and collectively, the “Trusts”) each are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company; and

WHEREAS, each Trust is authorized to issue separate series, each of which may offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies and limitations; and

WHEREAS, each Trust currently offers shares in multiple series, may offer shares of additional series in the future, and intends to offer shares of additional series in the future; and

WHEREAS, the Manager has entered into an Amended and Restated Management Agreement with each Trust, on behalf of its separate series, as amended (the “Management Agreement”); and

WHEREAS, under the Management Agreement, the Manager has agreed to provide certain investment advisory and related administrative services to each Trust; and

WHEREAS, the Management Agreement permits the Manager to delegate certain of its investment advisory duties under the Management Agreement to one or more subadvisors; and

WHEREAS, the Manager wishes to retain the Subadvisor to furnish certain investment advisory services to one or more of the series of each Trust and manage such portion of each Trust as the Manager shall from time to time direct, and the Subadvisor is willing to furnish such services;

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Subadvisor as follows:

1.            Appointment. The Manager hereby appoints the Subadvisor to act as the investment subadvisor to each series designated on Schedule A of this Agreement (each a “Series”) with respect to all or a portion of the assets of the Series designated by the Manager as allocated to the Subadvisor (“Allocated Assets”) subject to such written instructions, including any redesignation of Allocated Assets and supervision as the Manager may from time to time furnish for the periods and on the terms set forth in this Agreement. The Subadvisor accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. The Subadvisor will be under no duty to supervise, direct the investment of, or otherwise monitor any assets of a Series other than the Allocated Assets.

In the event the Trust designates one or more series other than the Series with respect to which the Manager wishes to retain the Subadvisor to render investment advisory services hereunder, it shall notify the Subadvisor in writing. If the Subadvisor is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement, and Schedule A shall be revised accordingly.

2.            Portfolio Management Duties. Subject to the supervision of each Trust’s Board of Trustees (“Board”) and the Manager, the Subadvisor will provide a continuous investment program for the Series’ Allocated Assets and determine the composition of the assets of the Series’ Allocated Assets, including determination of the purchase, retention or sale of the securities, cash and other investments contained in the portfolio. The Subadvisor will conduct investment research and conduct a continuous program of evaluation, investment, sales and reinvestment of the Series’ Allocated Assets by determining the securities and other investments that shall be purchased, entered into, sold, closed or exchanged for the Series, when these transactions should be executed, and what portion of the Allocated Assets of the Series should be held in the various securities and other investments in which it may invest, and the Subadvisor is hereby authorized to execute and perform such services on behalf of the Series. The Subadvisor will provide the services under this Agreement in accordance with the Series’ investment objective or objectives, policies and restrictions as stated in the Trust’s Registration Statement filed with the Securities and Exchange Commission (the “SEC”), as amended, copies of which shall be delivered to the Subadvisor by the Manager. The Subadvisor further agrees as follows:

(a)            The Subadvisor understands that the Allocated Assets of the Series need to be managed so as to permit the Series to qualify or continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and will coordinate efforts with the Manager with that objective, and shall invest the Allocated Assets in compliance with the diversification requirements of Section 817(h) of the Code, and the regulations issued thereunder, as applicable.

(b)            The Subadvisor will conform its activities with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, any applicable procedures adopted by the Board (the “Compliance Procedures”) of which a copy has been delivered to the Subadvisor, and the provisions of the Registration Statement of the Trust under the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act, as supplemented or amended, copies of which shall be delivered to the Subadvisor by the Manager.

(c)            On occasions when the Subadvisor deems the purchase or sale of a security to be in the best interest of the Series as well as of other investment advisory clients of the Subadvisor or any of its affiliates, the Subadvisor may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. Such aggregated orders (including associated expenses) will be allocated by the Subadvisor as set forth in the Subadvisor’s Policy and Procedures Regarding Allocation of Trades as may be amended from time to time. A copy of this policy is available upon request. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadvisor in a manner that, over time, is fair and equitable in the judgment of the Subadvisor in the exercise of its fiduciary obligations to the Trust and to such other clients, subject to review by the Manager and the Board. The Manager recognizes that in some cases this procedure may adversely affect the results obtained for the Series or Trust.

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(d)            In connection with the purchase and sale of securities for the Series, the Subadvisor will arrange for the transmission to the custodian and portfolio accounting agent for each Series, on a daily basis, such confirmation, trade tickets and other documents and information, including, but not limited to, CUSIP, Sedol or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform their administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be purchased or sold through the Depository Trust and Clearing Corporation, the Subadvisor will arrange for the automatic transmission of the confirmation of such trades to the Trust’s custodian and portfolio accounting agent.

(e)            The Subadvisor shall provide reasonable assistance to the custodian and portfolio accounting agent for each Trust in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for each Trust, the value of any portfolio securities or other investments constituting Allocated Assets of the Series for which the custodian and portfolio accounting agent seek assistance from, or which they identify for review by, the Subadvisor. Notwithstanding the foregoing, the Subadvisor is not the official pricing agent with respect to the Allocated Assets of a Series, but shall provide reasonable assistance upon request.

(f)             The Subadvisor will make available to each Trust and the Manager, promptly upon request, all of the Series’ investment records and ledgers maintained by the Subadvisor (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Trust) as are necessary to assist the applicable Trust and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as well as other applicable laws. The Subadvisor will furnish to regulatory agencies having the requisite authority any information or reports in connection with such services that may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

(g)            The Subadvisor will provide reports to the Board, for consideration at meetings of the Board, on the investment program for the Allocated Assets and the issuers and securities represented in the Allocated Assets, and will furnish the Board with respect to the Allocated Assets such periodic and special reports as the Trustees and the Manager may reasonably request.

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(h)           In rendering the services required under this Agreement, the Subadvisor may, from time to time, employ or associate with itself such entity, entities, person or persons as it believes necessary to assist it in carrying out its obligations under this Agreement. The Subadvisor may engage persons employed by an “affiliated person” of the Subadvisor as defined in the 1940 Act, each of whom shall be treated as an “associated person” of the Subadvisor, to assist it with providing its services under this Agreement (including affiliates outside of the United States) to the extent not prohibited by, or inconsistent with, applicable law, including the requirements of the 1940 Act, the rules thereunder, and relevant positions of the SEC and its staff; provided, however, that the Subadvisor will remain responsible for all actions taken by any persons in fulfillment of its obligations under the Agreement. The Subadvisor may not, however, retain as subadvisor any company that would be an “investment adviser” as that term is defined in the 1940 Act, to the Series unless the contract with such company is approved by a majority of the Board and by a majority of Trustees who are not parties to any agreement or contract with such company and who are not “interested persons” as defined in the 1940 Act, of the Trust, the Manager, the Subadvisor or any such company that is retained as subadvisor, and also is approved by the vote of a majority of the outstanding voting securities of the applicable Series of the Trust to the extent required by the 1940 Act. The Subadvisor shall be responsible for making reasonable inquiries and for reasonably ensuring that any employee of the Subadvisor, any subadvisor that the Subadvisor has employed or with which it has associated with respect to the Series, or any employee thereof has not, to the best of the Subadvisor’s knowledge, in any material connection with the handling of Trust assets:

(i)            been convicted, within the last ten (10) years, of any felony or misdemeanor arising out of conduct involving embezzlement, fraudulent conversion or misappropriation of funds or securities, involving violations of Sections 1341, 1342, or 1343 of Title 18, United States Code, or involving the purchase or sale of any security; or

(ii)            been found by any state regulatory authority, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of any state insurance law involving fraud, deceit or knowing misrepresentation; or

(iii)            been found by any federal or state regulatory authorities, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of federal or state securities laws involving fraud, deceit or knowing misrepresentation.

(i)            The Subadvisor is authorized to retain legal counsel and financial advisors and to negotiate and execute documentation relating to investments in the Allocated Assets or Series, at the expense of the Allocated Assets or Series. Such documentation may relate to investments to be made or sold, currently held or previously held. The authority shall include, without limitation: (i) documentation relating to private placements and bank debt; (ii) waivers, consents, amendments or other modifications relating to investments; and (iii) purchase agreements, sales agreements, commitment letters, pricing letters, registration rights agreements, indemnities and contributions, escrow agreements and other investment related agreements. Manager represents that the Allocated Assets or Series can settle such private placements.

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3.            Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadvisor as compensation therefor, a fee equal to the percentage of the Allocated Assets constituting the respective Series’ average daily net assets as described in the attached Schedule A. Liability for payment of compensation by the Manager to the Subadvisor under this Agreement is contingent upon the Manager’s receipt of payment from the applicable Trust for management services described under the Management Agreement. Expense caps or fee waivers for the Series that may be agreed to by the Manager, but not agreed to in writing by the Subadvisor, shall not cause a reduction in the amount of the payment to the Subadvisor.

4.            Broker-Dealer Selection. The Subadvisor is responsible for decisions to buy and sell securities and other investments for the Series’ Allocated Assets, for broker-dealer selection and for negotiation of brokerage commission rates. The Subadvisor’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the Prospectus and/or Statement of Additional Information for the Trust, which include the following: price (including the applicable brokerage commission or dollar spread); the size of the order; the nature of the market for the security; the timing of the transaction; the reputation, experience and financial stability of the broker-dealer involved; the quality of the service; the difficulty of execution, and the execution capabilities and operational facilities of the firm involved; and the firm’s risk in positioning a block of securities. Accordingly, the price to the Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Subadvisor in the exercise of its fiduciary obligations to the Series, by other aspects of the portfolio execution services offered. Subject to such policies as the Board may determine, and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, and the rules and interpretations of the SEC thereunder, the Subadvisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Subadvisor or its affiliate determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Subadvisor’s or its affiliate’s overall responsibilities with respect to the Series and to their other clients as to which they exercise investment discretion. To the extent consistent with these standards and the Trust’s Procedures for Securities Transactions with Affiliated Brokers pursuant to Rule 17e-1, the Subadvisor is further authorized to allocate the orders placed by it on behalf of the Series to (i) the Subadvisor if it is registered as a broker-dealer with the SEC, (ii) its affiliated broker-dealer, or (iii) such brokers and dealers who also provide research, statistical material or other services to the Series, the Subadvisor or an affiliate of the Subadvisor. Such allocation shall be in such amounts and proportions as the Subadvisor shall determine consistent with the above standards and the Subadvisor will report on said allocation regularly to the Board, indicating the broker-dealers to which such allocations have been made and the basis therefor.

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5.            Disclosure about Subadvisor. The Subadvisor has reviewed the post-effective amendment to the Registration Statement for the Trust filed with the SEC that contains disclosure about the Subadvisor and represents and warrants that, with respect to the disclosure about the Subadvisor, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Subadvisor further represents and warrants that it is a duly registered investment adviser under the Advisers Act and has notice filed in all states in which the Subadvisor is required to make such filings.

6.            Expenses. During the term of this Agreement, the Subadvisor will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement. The Manager or the Trust shall be responsible for all the expenses of the Trust’s operations, including, but not limited to:

(a)           the fees and expenses of Trustees who are not interested persons of the Manager or of each Trust;

(b)           the fees and expenses of each Series which relate to: (i) the custodial function and recordkeeping connected therewith; (ii) the maintenance of the required accounting records of the Series not being maintained by the Subadvisor; (iii) the pricing of the Series’ shares, including the cost of any pricing service or services that may be retained pursuant to the authorization of that Trust’s Trustees; and (iv) for both mail and wire orders, the cashiering function in connection with the issuance and redemption of the Series’ shares;

(c)           the fees and expenses of the Trust’s transfer and dividend disbursing agent, that may be the custodian, which relate to the maintenance of each shareholder account;

(d)           the charges and expenses of legal counsel and independent accountants for the Trust;

(e)           brokers’ commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions on behalf of the Series;

(f)            all taxes and business fees payable by the Trust or the Series to federal, state or other governmental agencies;

(g)           the fees of any trade association of which the Trust may be a member;

(h)           the cost of share certificates representing the Series’ shares;

(i)            the fees and expenses involved in registering and maintaining registrations of the Trust and of its Series with the SEC, registering the Trust as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Trust’s registration statements and prospectuses for filing under federal and state securities laws for such purposes;

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(j)            communications expenses with respect to investor services and all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing reports to shareholders in the amount necessary for distribution to the shareholders;

(k)           litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business; and

(l)            any expenses assumed by the Series pursuant to a Plan of Distribution adopted in conformity with Rule 12b-1 under the 1940 Act.

7.            Compliance.

(a)           The Subadvisor agrees to assist the Manager and each Trust in complying with the Trust’s obligations under Rule 38a-1 under the 1940 Act, including but not limited to: (i) periodically providing the Trust’s Chief Compliance Officer with requested information about and independent third-party reports (if available) in connection with the Subadvisor’s compliance program adopted pursuant to Rule 206(4)-7 under the Advisers Act (“Subadvisor’s Compliance Program”); (ii) reporting any material deficiencies in the Subadvisor’s Compliance Program to each Trust’s Chief Compliance Officer within a reasonable time following the Subadvisor becoming aware of such deficiency; and (iii) reporting any material changes to the Subadvisor’s Compliance Program to each Trust’s Chief Compliance Officer within a reasonable time. The Subadvisor understands that the Board is required to approve the Subadvisor’s Compliance Program, and acknowledges that this Agreement is conditioned upon the Board’s approval of the Subadvisor’s Compliance Program. The Subadvisor further understands that the adequacy of the Subadvisor’s Compliance Program and the effectiveness of the Subadvisor’s Compliance Program’s implementation is subject to annual review by each Trust and the Trust’s Chief Compliance Officer.

(b)          The Subadvisor agrees that it shall immediately notify the Manager and the Trust’s Chief Compliance Officer in the event that the SEC has censured the Subadvisor, placed limitations upon its activities, functions or operations, suspended or revoked its registration as an investment adviser or commenced proceedings or, to the Subadvisor’s knowledge, an investigation that may reasonably be expected to result in any of these actions; or upon having a reasonable basis for believing that a Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Subadvisor further agrees to notify the Manager immediately of any material fact known to the Subadvisor about the Subadvisor that is not contained in the Registration Statement or prospectus for the Trust, or any amendment or supplement thereto, or upon the Subadvisor becoming aware of any statement contained therein about the Subadvisor that becomes untrue in any material respect.

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(c)            The Manager agrees that it shall immediately notify the Subadvisor in the event that the SEC has censured the Manager or the Trust, placed limitations upon either of their activities, functions or operations, suspended or revoked the Manager’s registration as an investment adviser or commenced proceedings or, to the Manager’s knowledge, an investigation that may reasonably be expected to result in any of these actions; or upon having a reasonable basis for believing that a Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

8.            Documents. The Manager has delivered to the Subadvisor copies of each of the following documents and will within a reasonable time period deliver to it all future amendments and supplements, if any:

(a)            Declaration of Trust of the Trust, as amended from time to time (such Declaration of Trust, as in effect on the date hereof and as amended from time to time, are herein called the “Declaration of Trust”);

(b)            By-Laws of the Trust, as amended from time to time (such By-Laws, as in effect on the date hereof and as amended from time to time, are herein called the “By-Laws”);

(c)            Certified Resolutions of the Board authorizing the appointment of the Subadvisor and approving the form of this Agreement;

(d)            Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-lA, as filed with the SEC relating to the Series and the Series’ shares, and all amendments thereto;

(e)            Notification of Registration of the Trust under the 1940 Act on Form N-8A, as filed with the SEC, and all amendments thereto;

(f)            Prospectus and Statement of Additional Information of the Series;

(g)            the Compliance Procedures, including each Trust’s Procedures for Securities Transactions with Affiliated Brokers pursuant to Rule 17e-1; and

(h)            the Manager’s Proxy Voting Policy.

The Manager agrees that it shall provide all other information to the Subadvisor as the Subadvisor shall reasonably require to enable it to perform its duties hereunder.

9.            Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadvisor hereby agrees that all records that it maintains for the Series are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s or the Manager’s request; provided, however, that the Subadvisor may, at its own expense, make and retain a copy of such records. The Subadvisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in the Rule.

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10.            Cooperation. Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Trust.

11.            Representations Respecting Subadvisor. The Manager and each Trust agree that neither the Trust, the Manager, nor affiliated persons of the Trust or the Manager shall, except with the prior permission of the Subadvisor, give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Subadvisor or the Series other than the information or representations contained in the Registration Statement, Prospectus or Statement of Additional Information for the Trust shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Trust, or in sales literature or other promotional material approved in advance by the Subadvisor. The parties agree that, in the event that the Manager or an affiliated person of the Manager sends sales literature or other promotional material to the Subadvisor for its approval and the Subadvisor has not commented within five (5) business days, the Manager and its affiliated persons may use and distribute such sales literature or other promotional material, although, in such event, the Subadvisor shall not be deemed to have approved of the contents of such sales literature or other promotional material.

12.            Confidentiality. The Subadvisor will treat as proprietary and confidential any information obtained in connection with its duties hereunder, including all records and information pertaining to the Series and its prior, present or potential shareholders, unless otherwise required by law. The Subadvisor will not use such information for any purpose other than the performance of its responsibilities and duties hereunder. Such information may not be disclosed except after prior notification to and approval in writing by the Series or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities or otherwise required by law. Confidential information of a party shall not include information that has been disclosed to the public, becomes available to the public through no fault of the other party or which is disclosed to the other party by a third party who had lawfully obtained such information and without a breach of the third party’s confidentiality obligations.

13.            Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Manager shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement, and reserves the right to direct, approve or disapprove any action hereunder taken on its behalf by the Subadvisor.

14.            Liability. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Trust and the Manager agree that the Subadvisor, any affiliated person of the Subadvisor, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Subadvisor, shall not be liable for, or subject to any damages, expenses or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Subadvisor’s duties, or by reason of reckless disregard of the Subadvisor’s obligations and duties under this Agreement.

Nothing in this section shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

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15.	Indemnification.

(a)         The Manager agrees to indemnify and hold harmless the Subadvisor, any affiliated person of the Subadvisor, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Subadvisor (all of such persons being referred to as “Subadvisor Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which a Subadvisor Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of the Manager’s responsibilities to the Trust, which: (i) is based upon any willful misfeasance, bad faith or gross negligence in the performance of the Manager’s duties or reckless disregard of the Manager’s obligations and duties under this Agreement, or by any of its employees or representatives or any affiliate of or any person acting on behalf of the Manager, or (ii) is based upon any untrue statement or alleged untrue statement of a material fact supplied by, or which is the responsibility of, the Manager and contained in the Registration Statement or Prospectus covering shares of a Trust or a Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Manager and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager, a Trust or to any affiliated person of the Manager by a Subadvisor Indemnified Person; provided, however, that in no case shall the indemnity in favor of the Subadvisor Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b)            Notwithstanding Section 14 of this Agreement, the Subadvisor agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls (“controlling person”) the Manager (all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of the Subadvisor’s responsibilities as Subadvisor of the Series, which: (i) is based upon any willful misfeasance, bad faith or gross negligence in the performance of the Subadvisor’s duties, or by reason of reckless disregard of the Subadvisor’s obligations and duties under this Agreement, or by any of its employees or representatives, or any affiliate of or any person acting on behalf of the Subadvisor; or (ii) is based upon a failure by the Subadvisor to comply with Section 2, Paragraph (a) of this Agreement; or (iii) is based upon any untrue statement or alleged untrue statement of a material fact attributable to Subadvisor contained in the Registration Statement or Prospectus covering the shares of the Trust or a Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Subadvisor and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Trust or any affiliated person of the Manager or Trust by the Subadvisor or any affiliated person of the Subadvisor; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

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(c)            The Manager shall not be liable under Paragraph (a) of this Section 15 with respect to any claim made against a Subadvisor Indemnified Person unless such Subadvisor Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Subadvisor Indemnified Person (or after such Subadvisor Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability that it may have to the Subadvisor Indemnified Person against whom such action is brought otherwise than on account of this Section 15. In case any such action is brought against the Subadvisor Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Subadvisor Indemnified Person, to assume the defense thereof, with counsel reasonably satisfactory to the Subadvisor Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent both the Manager and the Subadvisor Indemnified Person would result in a conflict of interest and, therefore, would not, in the reasonable judgment of the Subadvisor Indemnified Person, adequately represent the interests of the Subadvisor Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Subadvisor Indemnified Person, which counsel shall be satisfactory to the Manager and to the Subadvisor Indemnified Person. The Subadvisor Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Subadvisor Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Subadvisor Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Subadvisor Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Subadvisor Indemnified Person.

(d)            The Subadvisor shall not be liable under Paragraph (b) of this Section 15 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Subadvisor in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Subadvisor of any such claim shall not relieve the Subadvisor from any liability that it may have to the Manager Indemnified Person against whom such action is brought otherwise than on account of this Section 15. In case any such action is brought against the Manager Indemnified Person, the Subadvisor will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel reasonably satisfactory to the Manager Indemnified Person. If the Subadvisor assumes the defense of any such action and the selection of counsel by the Subadvisor to represent both the Subadvisor and the Manager Indemnified Person would result in a conflict of interest and, therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Subadvisor will, at its own expense, assume the defense with counsel to the Subadvisor and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Subadvisor and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Subadvisor shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Subadvisor shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Manager Indemnified Person.

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16.            Services Not Exclusive. The services furnished by the Subadvisor hereunder are not to be deemed exclusive except as the Subadvisor and the Manager may otherwise agree in writing, unless otherwise agreed, the Subadvisor shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Subadvisor, who may also be a Trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

17.            Duration and Termination. This Agreement shall become effective on the date first indicated above. Unless terminated as provided herein, the Agreement shall remain in full force and effect with respect to each Series for an initial period of two (2) years from the date first indicated above, and otherwise a period of one (1) year, and continue on an annual basis thereafter with respect to a Series, provided that such continuance is specifically approved each year by: (a) the vote of a majority of the entire Board or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Series; and (b) the vote of a majority of those Trustees who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to the Series notwithstanding: (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series; or (ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise. Notwithstanding the foregoing and subject to the terms and conditions of the Transition Agreement, this Agreement may be terminated for each or any Series hereunder: (A) by the Manager at any time without penalty after the initial two (2) year term, upon sixty (60) days’ written notice to the Subadvisor and the Trust; (B) at any time without payment of any penalty by the Trust, upon the vote of a majority of the Board or a majority of the outstanding voting securities of such Series, upon sixty (60) days’ written notice to the Manager and the Subadvisor; or (C) by the Subadvisor at any time without penalty, upon sixty (60) days’ written notice to the Manager and the Trust. This Agreement may be terminated with respect to one or more Series without affecting the validity of this Agreement with respect to any other Series. In the event of termination for any reason with respect to a Series, all records of such Series for which the Agreement is terminated shall promptly be returned to the Manager or the Trust, free from any claim or retention of rights in such record by the Subadvisor; provided, however, that the Subadvisor may, at its own expense, make and retain a copy of such records. The Agreement shall automatically terminate with respect to a Series in the event of its assignment (as such term is described in the 1940 Act) or in the event the Management Agreement between the Manager and the Trust is assigned or terminates for any other reason with respect to that Series. In the event this Agreement is terminated or is not approved in the manner described above, the Sections numbered 2(f), 9, 10, 12, 14, 15 and 19 of this Agreement shall remain in effect, as well as any applicable provision of this Section 17.

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18.            Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of this Agreement with respect to any Series shall be effective until approved by an affirmative vote of: (i) the holders of a majority of the outstanding voting securities of that Series; and (ii) the Board, including a majority of the Trustees of a Trust who are not interested persons of any party to this Agreement, cast at a meeting called for the purpose of voting on such approval, or by any other means or in any other manner permitted by applicable law, exemptive order, or guidance from the SEC or its staff, if such approval is required by applicable law.

19.           Use of Name.

(a)            It is understood that the name MainStay or any derivative thereof or logo associated with that name is the valuable property of the Manager and/or its affiliates, and that the Subadvisor has the right to use such name (or derivative or logo) only with the approval of the Manager and only so long as the Manager is Manager to the Trusts and/or the Series. Upon termination of the Management Agreement, the Subadvisor shall forthwith cease to use such name (or derivative or logo).

(b)            It is understood that the name Wellington Management Company LLP or any derivative thereof or logo associated with that name is the valuable property of the Subadvisor and its affiliates and that the Trusts and/or the Series have the right to use such name (or derivative or logo) in offering materials of each Registrant sales materials with respect to each Trust with the approval of the Subadvisor and for so long as the Subadvisor is a Subadvisor to the Trusts and/or the Series. Upon termination of this Agreement, the Trusts shall forthwith cease to use such name (or derivative or logo).

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20.            Proxies; Class Actions.

 (a)           The Manager has provided the Subadvisor a copy of the Manager’s Proxy Voting Policy, setting forth the policy that proxies be voted for the exclusive benefit and in the best interests of the Trust, on behalf of the applicable Series. Absent contrary instructions received in writing from the Trust, the Subadvisor will vote all proxies solicited by or with respect to the issuers of securities held by the Series in accordance with the Subadvisor’s Global Proxy Voting Policies and Procedures, as they may be amended from time to time. A current copy of this document is available upon request. The Manager authorizes the Subadvisor to instruct the custodian to forward promptly to the Subadvisor only copies of all proxies and shareholder communications relating to proxy votes involving securities held in the Allocated Assets (other than materials relating to legal proceedings.) The Manager agrees that the Subadvisor will not be responsible or liable for failing to vote any proxies where it has not received the proxies or related shareholder communications in a timely manner applicable fiduciary obligations. The Subadvisor shall maintain records concerning how it has voted proxies on behalf of the Trust, and these records shall be available to the Trust upon request.

 (b)            Manager acknowledges and agrees that the Subadvisor shall not be responsible for taking any action or rendering advice with respect to any class action claim relating to any assets held in the Allocated Assets or Series. Manager will instruct the applicable service providers not to forward to the Subadvisor any information concerning such actions.

21.           Notice. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at New York Life Investment Management LLC, 30 Hudson Street, Jersey City, New Jersey 07302, Attention: General Counsel; or (2) to the Subadvisor at Wellington Management Company LLP, 280 Congress Street, Boston, MA 02210 Attention: General Counsel.

22.           CFTC Disclaimer. Pursuant to an Exemption from the Commodity Futures Trading Commission in connection with accounts of qualified eligible persons, this brochure or account document is not required to be, and has not been filed with the Commission. The Commodity Futures Trading Commission does not pass upon the merits of participating in a trading program or upon the adequacy or accuracy of commodity trading advisor disclosure. Consequently, the Commodity Futures Trading Commission has not reviewed or approved this trading program or this brochure or account document.

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23.           Miscellaneous.

(a)            This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder. The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act;

(b)            The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect;

(c)            To the extent permitted under Section 17 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other party;

(d)            If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable;

(e)            Nothing herein shall be construed as constituting the Subadvisor as an agent of the Manager, or constituting the Manager as an agent of the Subadvisor.

*      *      *

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the date first written above. This Agreement may be signed in counterparts.

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

Attest:	By:
Name: Brian J. McGrady	Name: Kirk Lehneis
Title: Director and Associate	Title: Senior Managing Director
General Counsel

WELLINGTON MANAGEMENT COMPANY LLP

Attest:	By:
Name:	Name:
Title:	Title:

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SCHEDULE A

(As of [ ], 2021)

As compensation for services provided by Subadvisor with respect to each of the following Series the Manager will pay the Subadvisor and Subadvisor agrees to accept as full compensation for services rendered hereunder, an annual subadvisory fee with respect to the Allocated Assets of such Series equal to the following:

Fund	Annual Rate
MainStay Balanced Fund	0.275% on allocated assets up to $1 billion; 0.265% on allocated assets from $1 billion to $3 billion; and 0.255% on allocated assets over $3 billion
MainStay WMC Growth Fund	0.29% on assets up to $500 million; 0.265% on assets from $500 million to $1 billion; 0.2525% on assets from $1 billion to $2 billion; and 0.24% on assets over $2 billion
MainStay WMC International Research Equity Fund	0.335% on all assets
MainStay WMC Enduring Capital Fund	0.2375% on assets up to $500 million; 0.225% on assets from $500 million to $1 billion; and 0.2125% on assets over $1 billion
MainStay WMC Small Companies Fund	0.375% on assets up to $1 billion; 0.3625% on assets from $1 billion to $2 billion; and 0.35% on assets over $2 billion
MainStay WMC Value Fund	0.275% on allocated assets up to $1 billion; 0.265% on allocated assets from $1 billion to $3 billion; and 0.255% on allocated assets over $3 billion
MainStay VP Balanced Portfolio	0.275% on allocated assets up to $1 billion; 0.265% on allocated assets from $1 billion to $3 billion; and 0.255% on allocated assets over $3 billion
MainStay VP Wellington Growth Portfolio	0.29% on assets up to $500 million; 0.265% on assets from $500 million to $1 billion; 0.2525% on assets from $1 billion to $2 billion; and 0.24% on assets over $2 billion
MainStay VP Wellington U.S. Equity Portfolio	0.24% on assets up to $500 million; 0.2275% on assets from $500 million to $1 billion; and 0.2150% on assets over $1 billion
MainStay VP Wellington Small Cap Portfolio	0.39% on assets up to $1 billion; 0.3775% on assets from $1 billion to $2 billion; and 0.365% on assets over $2 billion
MainStay VP Wellington Mid Cap Portfolio	0.38% on assets up to $1 billion; 0.355% on assets from $1 billion to $2 billion; and 0.3425% on assets over $2 billion

Subadvisor will bear pro rata the impact of any management fee breakpoints specified in the Series’ Management Agreement. Subadvisor will bear forty-five percent (45%) of the costs (subject to the cap described in the next sentence) of any contractual or voluntary expense cap reimbursement or fee waivers. The Subadvisor’s share of the costs shall not exceed the subadvisory fee payment the Subadvisor receives from the Manager for such Series.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of l/(number of days in calendar year) of the annual rate applied to the daily net assets of the Fund.

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